SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
[ ]  Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))


                                 Marimba, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transactions applies:

    (2) Aggregate number of securities to which transactions applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing party:

    (4) Date filed:

                                  MARIMBA, INC.

                                440 Clyde Avenue
                         Mountain View, California 94043

                                  July 27, 2001

TO THE STOCKHOLDERS OF MARIMBA, INC.

Dear Stockholder:

         The Annual Meeting of Stockholders of Marimba, Inc. (the "Company") held on June 7, 2001 was adjourned until September 6, 2001, and none of the proposed business was conducted at such meeting. You are cordially invited to attend the continuation of the adjourned annual meeting (the "Annual Meeting") which will be held at the Sheraton Sunnyvale Hotel, 1108 N. Mathilda Avenue, Sunnyvale, California, on Thursday, September 6, 2001, at 9:30 a.m.

         Details of the business to be conducted at the Annual Meeting are given in the attached amended and updated Proxy Statement (the "Amended Proxy Statement") and Notice of Annual Meeting of Stockholders.

         It is important that your shares be represented and voted at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

         On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.


                                           Sincerely,

                                           /s/ Richard C. Wyckoff

                                           Richard C. Wyckoff
                                           President and Chief Executive Officer

                                  MARIMBA, INC.

                                440 Clyde Avenue
                         Mountain View, California 94043

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held September 6, 2001

         The Annual Meeting of Stockholders (the "Annual Meeting") of Marimba, Inc. (the "Company") will be held at the Sheraton Sunnyvale Hotel, 1108 N. Mathilda Avenue, Sunnyvale, California, on Thursday, September 6, 2001, at 9:30 a.m. for the following purposes:

         1. To elect seven (7) members of the Board of Directors to serve until the next annual meeting or until their successors have been duly elected and qualified;

         2. To approve an amendment to the 1999 Omnibus Equity Incentive Plan, including an increase to the number of shares available for issuance under the plan, as set forth in the accompanying proxy;

         3. To approve an amendment to the 1999 Non-Employee Directors Option Plan, including an increase to the number of shares to be awarded periodically to non-employee directors, as set forth in the accompanying proxy;

         4. To ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001; and

         5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the attached Amended Proxy Statement.

         Only stockholders of record at the close of business on July 20, 2001 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection at the Company's headquarters located at 440 Clyde Avenue, Mountain View, California, during ordinary business hours for the ten-day period prior to the Annual Meeting.


                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ Richard C. Wyckoff

                                        Richard C. Wyckoff
                                        President and Chief Executive Officer

Mountain View, California
July 27, 2001


--------------------------------------------------------------------------------
                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ADJOURNED ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ADJOURNED ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ADJOURNED ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.
--------------------------------------------------------------------------------

                                  MARIMBA, INC.

                                440 Clyde Avenue
                         Mountain View, California 94043

                             AMENDED PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          To be held September 6, 2001

         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Marimba, Inc., a Delaware corporation (the "Company"), for the adjourned Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Sheraton Sunnyvale Hotel, 1108 N. Mathilda Avenue, Sunnyvale, California, on Thursday, September 6, 2001, at 9:30 a.m., and at any adjournment or postponement of the Annual Meeting. These proxy materials were first mailed to stockholders on or about July 30, 2001.

                               PURPOSE OF MEETING

         The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Amended Proxy Statement.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         The Company's Common Stock is the only type of security entitled to vote at the Annual Meeting. On July 20, 2001, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 24,058,198 shares of Common Stock outstanding. Each stockholder of record on July 20, 2001 is entitled to one vote for each share of Common Stock held by such stockholder on July 20, 2001. Shares of Common Stock may not be voted cumulatively. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Quorum Required

         The Company's bylaws provide that the holders of fifty percent of the Company's stock issued and outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

Votes Required

         Proposal No. 1. Directors are elected by a plurality of the affirmative votes cast by those shares present in person, or represented by proxy, and entitled to vote at the Annual Meeting. The seven (7) nominees for director receiving the highest number of affirmative votes will be elected. Abstentions and broker non-votes will not be counted toward a nominee's total. Stockholders may not cumulate votes in the election of directors and may not cast votes for a greater number of persons than the number of nominees for director named by the Company.

         Proposal No. 2. Approval of the amendment to the Company's 1999 Omnibus Equity Incentive Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus will not affect the outcome of voting on the proposal.

         Proposal No. 3. Approval of the amendment to the Company's 1999 Non-Employee Directors Option Plan requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions are not affirmative votes and, therefore, will have the same effect as votes against the proposal. Broker non-votes will not be treated as entitled to vote on the matter and thus will not affect the outcome of voting on the proposal.

         Proposal No. 4. Ratification of the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001 requires the affirmative vote of a majority of those shares present in person, or represented by proxy, and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted as having been voted on the proposal.

Proxies

         Whether or not you are able to attend the Annual Meeting, you are urged to complete and return the enclosed proxy, which is solicited by the Company's Board of Directors and which will be voted as you direct on your proxy when properly completed. In the event no directions are specified, such proxies will be voted FOR the Nominees of the Board of Directors (as set forth in Proposal No. 1), FOR Proposal Nos. 2, 3 and 4, and in the discretion of the proxy holders as to other matters that may properly come before the Annual Meeting. As to Proposal No. 1, a proxy cannot be voted for a greater number of persons than the number of nominees for director named by the Company.

         You may also revoke or change your proxy at any time before the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's principal executive offices before the beginning of the Annual Meeting. You may also automatically revoke your proxy by attending the Annual Meeting and voting in person. All shares represented by a valid proxy received prior to the Annual Meeting will be voted.

Solicitation of Proxies

         The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Amended Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The directors who are being nominated for election and reelection to the Board of Directors (the "Nominees"), their ages as of July 9, 2001, their positions and offices held with the Company, and certain biographical information are set forth below. The proxy holders intend to vote all proxies received by them in the accompanying form FOR the Nominees listed below unless otherwise instructed. In the event any Nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. As of the date of this Amended Proxy Statement, the Board of Directors is not aware of any Nominee who is unable or will decline to serve as a director. The seven (7) nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company to serve until the next annual meeting or until their successors have been duly elected and qualified.


Nominees                       Age  Positions and Offices Held with the Company
--------                       ---  -------------------------------------------
Kim K. Polese ...............  39   Chairman and Chief Strategy Officer
Richard C. Wyckoff ..........  41   President, Chief Executive Officer and
                                      Director
Aneel Bhusri(1) .............  35   Director
Eric J. Keller(3) ...........  49   Director
Raymond J. Lane(2) ..........  54   Director
Douglas J. Mackenzie(1)(2) ..  41   Director
Stratton D. Sclavos(1) ......  39   Director

------------
(1)  Member of Audit Committee
(2)  Member of Compensation Committee
(3)  Appointed as a director by the Board of Directors on July 20, 2001.

         Kim Polese, a founder of the Company, has served as chairman and chief strategy officer and a director of the Company since July 2000, and served as president, chief executive officer and a director of the Company from its inception in February 1996 through July 2000. Before co-founding the Company, Ms. Polese served in several marketing positions at Sun Microsystems, an enterprise networking company, from January 1989 until January 1996, most recently as senior product manager. Ms. Polese received her B.A. degree in biophysics from the University of California at Berkeley.

         Richard Wyckoff has served as president, chief executive officer and a director of the Company since July 2001, and served as the Company's senior vice president, marketing from September 2000 to July 2001. Before joining the Company, Mr. Wyckoff served as senior vice president of marketing with Zland.com, Inc. from August 1999 to July 2000. From September 1995 to August 1999, Mr. Wyckoff was vice president of corporate marketing and product services marketing at Cadence Design Systems, Inc. Mr. Wyckoff received his B.A. degree in communications, and his M.A. degree in mass media/journalism, from the University of California at Santa Barbara.

         Aneel Bhusri has served as a director of the Company since February 1999. Mr. Bhusri has been a general partner at Greylock Management Corporation, a venture capital firm, since April 1999. Mr. Bhusri has served since March 1999 as the vice chairman of PeopleSoft, Inc., an enterprise application software company. Before his current position at PeopleSoft, Mr. Bhusri served as the senior vice president of product strategy, business development and marketing for PeopleSoft from April 1997 to March 1999. Prior to joining PeopleSoft, Mr. Bhusri served as senior vice president of product strategy from November 1995 to April 1997. From April 1995 to November 1995, Mr. Bhusri served as vice president of product strategy and from August 1993 to April 1995 as director of product strategy. Mr. Bhusri also serves as a director of several private technology-based companies. Mr. Bhusri received his B.S. in electrical engineering and his B.A. degree in economics from Brown University, and his M.B.A. degree from Stanford University.

         Eric Keller has served as a director of the Company since July 2001. From February 2000 to July 2001, Mr. Keller served as chief financial officer of Corio Inc., an enterprise application service provider. Prior to joining Corio, from January 1996 to June 1999, Mr. Keller served as chief financial officer at Aspect Communications Corporation, a provider of customer relationship portals, and from June 1999 to February 2000, as an executive advisor of Aspect
Communications. From June 1993 to January 1996, Mr. Keller served as chief financial officer of Ventritex, Inc., a manufacturer of medical devices. Mr. Keller holds a B.S. degree in industrial relations from Cornell University and an M.B.A. degree from the University of California at Berkeley.

         Raymond Lane has served as a director of the Company since October 1997. Mr. Lane has been a general partner with Kleiner Perkins Caufield & Byers, a venture capital firm, since September 2000. From January 1997 to July 2000, Mr. Lane served as the president and chief operating officer of Oracle Corporation, a database software company. Before his position as president and chief operating officer, Mr. Lane served as the executive vice president of worldwide operations for Oracle from October 1993 to January 1997, and was a director of Oracle from June 1995 to July 2000. Mr. Lane is also a director of C-Bridge Internet Solutions, Inc., See Beyond Technology Corporation and FreeMarkets, Inc., as well as a member of the Board of Trustees of Carnegie Mellon University. Mr. Lane also serves as a director of two private technology-based companies. Mr. Lane received his B.S. degree in mathematics from West Virginia University.

         Douglas Mackenzie has served as a director of the Company since August 1996. Since June 1989, Mr. Mackenzie has been employed with Kleiner Perkins Caufield & Byers, a venture capital firm, of which he has been a general partner since 1994. Mr. Mackenzie serves on the board of directors of E.piphany, Inc. and Pivotal Corporation. Mr. Mackenzie also serves as a director of several private technology-based companies. Mr. Mackenzie received his A.B. in economics and his M.S. degree in industrial engineering from Stanford University and his M.B.A. from Harvard University.

         Stratton Sclavos has served as a director of the Company since February 1999. Mr. Sclavos has been the president, chief executive officer and a director of VeriSign, Inc. (an Internet-based trust services company), since he joined VeriSign in July 1995. From October 1993 to June 1995, Mr. Sclavos was vice president, worldwide marketing and sales of Taligent, Inc., a software development company that was a joint venture among Apple Computer, Inc., IBM and Hewlett-Packard. Mr. Sclavos is also a director of Keynote Systems, Inc. Mr. Sclavos also serves as a director of two private technology-based companies. Mr. Sclavos received his B.S. degree in electrical and computer engineering from the University of California at Davis.

Board of Directors Meetings and Committees

         During the fiscal year ended December 31, 2000, the Board of Directors held eight (8) meetings and acted by written consent in lieu of a meeting on five (5) occasions. For the fiscal year, each of the directors during the term of their tenure attended or participated in at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served; provided, however, that Mr. Bhusri attended approximately 69% and Mr. Sclavos attended approximately 62% of such meetings.

         The Board of Directors has two (2) standing committees: the Audit Committee and the Compensation Committee. The Board of Directors did not have a Nominating Committee during 2000.

         During the fiscal year ended December 31, 2000, the Audit Committee of the Board of Directors held five (5) meetings. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's accountants, the scope of the annual audits, fees to be paid to the Company's accountants, the performance of the Company's accountants and the accounting practices of the Company. The members of the Audit Committee are Messrs. Bhusri, Mackenzie and Sclavos.

         During the fiscal year ended December 31, 2000, the Compensation Committee of the Board of Directors held ten (10) meetings and acted by written consent in lieu of a meeting on two (2) occasions.

The Compensation Committee reviews the performance of the executive officers of the Company, establishes compensation programs for the officers, and reviews the compensation programs for other key employees, including salary and cash bonus levels and option grants under the 1996 Stock Plan, 1999 Omnibus Equity
Incentive Plan and 2000 Supplemental Stock Plan and administers the 1999 Employee Stock Purchase Plan. The members of the Compensation Committee are Messrs. Lane and Mackenzie.

Director Compensation

         Except for grants of stock options, directors of the Company generally do not receive compensation for services provided as a director. The Company also does not pay compensation for committee participation or special assignments of the Board of Directors.

         Non-employee Board members are eligible for option grants under the Company's 1999 Non-Employee Directors Option Plan ("Directors Plan"). Pursuant to the Directors Plan, Messrs. Bhusri, Lane, Mackenzie and Sclavos were each granted a fully vested option to purchase 7,500 shares of Common Stock on June 8, 2000, the date of the Company's 2000 Annual Stockholders Meeting, at an exercise price per share equal to $18.06, the fair market value of the Common Stock on the option grant date. As of the date of the Company's 2001 Annual Stockholders Meeting on September 6, 2001, subject to the approval of the amendment which is the subject of Proposal No. 3, each of Messrs. Bhusri, Lane, Mackenzie and Sclavos will be granted an option to purchase 10,000 shares of Common Stock and Mr. Keller will be granted an option to purchase 15,000 shares, plus each of such individuals will be granted an option for 2,500 shares for each committee assignment. All such options will be granted at an exercise price per share equal to the fair market value on the option grant date.

         The Board of Directors adopted the Directors Plan on February 2, 1999. Only non-employee Board members are eligible for automatic option grants under the Directors Plan. The Company reserved 150,000 shares of Common Stock for issuance under the Directors Plan. As of January 1 each year, starting in 2000, the number of shares reserved for issuance under the Directors Plan will be increased automatically to restore the total number of shares available under this plan to 150,000 shares. The exercise price for options granted under the Directors Plan may be paid in cash or in outstanding shares of Common Stock. Options may also be exercised on a cashless basis through the same-day sale of the purchased shares. Each individual who became a member of the Company's Board of Directors as a non-employee Board member before 1999 received a fully-vested option for 7,500 shares of our common stock on the effective date of the Company's initial public offering. The exercise price of the option was the initial price offered to the public in such offering.

         Subject to the approval of the amendment which is the subject of Proposal No. 3, at each of the Company's annual stockholder meetings, beginning in 2001: (i) each individual who first joins the Board of Directors as a non-employee Board member on or after September 6, 2001 will receive at that time an option for 30,000 shares of Common Stock that vests 50% after each year of the director's continuous service with the Company; (ii) each non-employee Board member who will continue to be a director after each such meeting will automatically be granted as of the date of that meeting an option for 10,000 shares of Common Stock that fully vests after one year of the director's continuous service with the Company; and (iii) each non-employee Board member who will continue to be a member of a Board committee after each such meeting will automatically be granted as of the date of that meeting an option for 2,500 shares of Common Stock for each committee on which the director is serving. In addition, subject to the approval of the amendment which is the subject of Proposal No. 3, any non-employee director who is first appointed to the Board of Directors between July 19 and September 5, 2001 shall be automatically granted on September 6, 2001 (the date of the 2001 annual stockholder meeting) an option to purchase up to 15,000 shares, which vests 50% for each year of continuous service by the individual following the date of grant. The exercise price of each option will be equal to the fair market value of Common Stock on the option grant date. The Directors Plan will terminate on February 1, 2009, unless the Board of Directors decides to terminate the Directors Plan sooner.

         Non-employee Board members are also eligible to receive options and be issued shares of Common Stock under the Company's 1999 Omnibus Equity Incentive Plan. Directors who are also employees of the Company are eligible to receive options and be issued shares of Common Stock directly under the 1999 Omnibus Equity Incentive Plan and are also eligible to participate in the Company's 1999 Employee Stock Purchase Plan.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED HEREIN.

Non-Director Executive Officers and Key Employees

         Our non-director executive officers and key employees, and their ages as of July 9, 2001, are as follows:

Name                         Age    Position
----                         ---    --------
Kenneth W. Owyang .........  37     Vice President, Finance and Chief Financial
                                      Officer
Scott P. Bajtos ...........  35     Vice President, Customer Care
Lee Bieber ................  49     Vice President, Engineering
Christopher J. Hessler ....  36     Vice President, Channel Sales
Craig R. Parks ............  35     Vice President, Strategic Initiatives
Jonathan T. Schoonmaker ...  39     Vice President, Human Resources
Matt A. Thompson ..........  43     Vice President, Worldwide Sales
Arthur A. van Hoff ........  38     Chief Scientist
Simon Wynn ................  35     Chief Technology Officer

         Kenneth Owyang has served as the Company's chief financial officer since July 2000 and vice president, finance since March 2000, and served as our corporate controller from November 1997 to March 2000. Before joining the Company, Mr. Owyang was the corporate controller for Maxis, Inc. from July 1994 to October 1997. Mr. Owyang received his B.S. degree in business administration from San Francisco State University.

         Scott Bajtos has served as the Company's vice president, customer care since September 2000. Before joining the Company, Mr. Bajtos served as vice president, customer advocacy at Cadence Design Systems, Inc. from August 1999 to September 2000, and its senior director of employee communications from February 1995 to August 1999.

         Lee Bieber has served as the Company's vice president, engineering since January 1, 2000, and served as our director of client engineering from January 1999 to December 1999 and as an engineering manager from October 1997 to January 1999. Before joining the Company, Mr. Bieber served as an engineering manager from June 1987 to October 1997 with Sun Microsystems. Mr. Bieber received his B.S. in computer science from Purdue University.

         Christopher Hessler has served as the Company's vice president, channel sales since April 2001. Before joining the Company, Mr. Hessler served as senior vice president of business development with SpinCircuit Inc. from July 1999 to January 2001, and at Cadence Design Systems, Inc., he served as vice president, North American sales from October 1998 to June 1999 and vice president, worldwide field operations from October 1993 to September 1998. Mr. Hessler received his B.A. degree in economics from Santa Clara University and his M.BA degree from San Jose State University.

         Craig Parks has served as the Company's vice president of strategic initiatives since January 2001, and served as our vice president of field services from April 1999 to December 2000 and as the director of systems engineering and consulting from January 1997 to April 1999. Before joining the Company, Mr. Parks served as a director of systems engineering with Tivoli Systems. Mr. Parks received his B.S. degree in mechanical engineering from California Polytechnic State University, San Luis Obispo.

         Jonathan Schoonmaker has served as the Company's vice president, human resources since January 2001. Before joining the Company, from May 2000 to January 2001, Mr. Schoonmaker served as chief people officer with Aceva Technologies Inc. Mr. Schoonmaker was corporate vice president, human resources at Cadence Design Systems, Inc. from April 1999 to May 2000, and a director, human resources at Cadence from March 1993 to April 1999. Mr. Schoonmaker received his B.S. degree in organizational communications from Ohio University.

         Matt Thompson has served as the Company's vice president, worldwide sales since February 2001. Before joining the Company, from June 2000 to February 2001, Mr. Thompson served as senior vice president of worldwide sales and services with Calico Commerce. Mr. Thompson was senior vice president of worldwide sales and services from April 1998 to June 2000, and vice president of worldwide professional services from October 1994 to April 1998, at Cadence Design Systems, Inc. Mr. Thompson received his B.S. degree in marketing and management from Northern Illinois University.

         Arthur van Hoff, a founder of the Company, has served as the Company's chief scientist since April 2001, and served as chief technology officer from its inception to March 2001 and served as a director of the Company from its inception to July 2000. Before co-founding the Company, from February 1993 until February 1996, Mr. van Hoff held various engineering positions at Sun Microsystems, most recently as senior staff engineer. Mr. van Hoff received his
M. Phil. in computer science from Strathclyde University in Glasgow, Scotland and a postgraduate degree in computer science from Hogere Informatica Opleiding in Enschede, Holland.

         Simon Wynn has served as the chief technology officer of the Company since April 2001, and served as a director of engineering from July 2000 to March 2001, an engineering manager from October 1999 to July 2000 and a staff software engineer from September 1998 to September 1999. Prior to joining the Company, Mr. Wynn served as a principle technical staff at Oracle Corporation from March 1995 to August 1998. Mr. Wynn received his B.S. degree in electronics and communications engineering from the University of North London, United Kingdom.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of July 9, 2001, certain information with respect to shares beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock, (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table and (iii) all current directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within sixty (60) days of the date as of which the information is provided; and in computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual voting power at any particular date.

                                                                   Shares Beneficially Owned
                                                                   as of July 9, 2001(1)(2)
                                                            ----------------------------------------
Name and Address of Beneficial Owner                        Number of Shares     Percentage of Class
------------------------------------                        ----------------     -------------------
John F. Olsen(3) .......................................          877,400                 3.6
Kim K. Polese ..........................................        2,182,608                 9.1
Lee Bieber(4) ..........................................          124,913                  *
Kenneth W. Owyang(4) ...................................           99,236                  *
Robert E. Maynard, Jr ..................................            2,457                  *
Steven J. McDermott(4) .................................           39,151                  *
Jacqueline C. Ross .....................................           60,700                  *
Arthur A. van Hoff .....................................        2,077,000                 8.6
Aneel Bhusri(4) ........................................           42,500                  *
Raymond J. Lane(4) .....................................          134,971                  *
Douglas J. Mackenzie(4)(5) .............................        2,916,612                12.1
  c/o Kleiner Perkins Caufield & Byers
  2750 Sand Hill Road
  Menlo Park, California 94025
Stratton D. Sclavos(4)(6) ..............................           39,400                  *

Other 5% Stockholders
 Jonathan Payne(7) .....................................        2,023,806                 8.4
 Sami Shaio ............................................        2,309,200                 9.6
 Entities affiliated with Kleiner Perkins ..............        2,898,124                12.0
   Caufield & Byers
   2750 Sand Hill Road
   Menlo Park, California 94025

All current directors and executive officers as a group
  (15 persons)(8) ......................................        7,879,216                32.3

------------
*        Less than 1% of the outstanding shares of Common Stock.

(1) Percentage ownership is based on 24,058,198 shares of Common Stock outstanding on July 9, 2001.

(2) Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of July 9, 2001 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Except pursuant to applicable community property laws or as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such stockholder. Unless otherwise indicated, the address of each of the individuals listed in the table is c/o Marimba, Inc., 440 Clyde Avenue, Mountain View, California 94043.

                                        8

(3) On July 13, 2001, the Company repurchased 100,000 shares from Mr. Olsen for a total purchase price of $10.00.

(4) The following table indicates those people whose total number of beneficially owned shares include shares subject to options exercisable within 60 days of July 9, 2001:

                    Shares Subject to Options
                    -------------------------
                    Kenneth W. Owyang ..............     73,331
                    Steven J. McDermott ............     19,451
                    Lee Bieber .....................    103,227
                    Aneel Bhursi ...................     27,500
                    Raymond J. Lane ................     15,000
                    Douglas J. MacKenzie ...........     15,000
                    Stratton D. Sclavos ............      7,500

(5) Represents 3,488 shares of Common Stock held of record by Mr. Mackenzie, and 1,988,745, 72,453, 76,131 and 760,795 shares of Common
         Stock held of record by KPCB Java Fund, L.P., KPCB Information Sciences Zaibatsu Fund II, L.P., KPCB VIII Founders Fund, L.P., and Kleiner Perkins Caufield & Byers VIII, L.P., respectively. Mr. Mackenzie, a director of the Company, is a general partner of Kleiner Perkins. Mr. Mackenzie disclaims beneficial ownership of shares held by Kleiner Perkins except to the extent of his pecuniary interest arising from his interest in Kleiner Perkins. Also includes personal options exercisable within 60 days of July 9, 2001 for 15,000 shares.

(6) Represents 26,346 shares of Common Stock held of record by Mr. Sclavos, and 5,554 shares of Common Stock held of record by the Sclavos Family Partners, L.P. Mr. Sclavos is a beneficial owner and manager of the sole general partner of Sclavos Family Partners, LP. Also includes a personal option exercisable within 60 days of July 9, 2001 for 7,500 shares held directly by Mr. Sclavos.

(7) Represents 6,122 shares held as custodian for Mr. Payne's daughter, 7,268 shares held as custodian for his son, and 2,010,416 shares held by the Payne family trust, of which Mr. Payne serves as a trustee.

(8) Includes 301,411 shares subject to options which are exercisable within 60 days of July 9, 2001, and also includes the other shares described in footnotes 5 and 6 above. Does not include shares of Common Stock held of record by Mr. Olsen, whose employment with the Company terminated on July 9, 2001.

                          COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Company's Board of Directors (the "Compensation Committee" or the "Committee") has the exclusive authority to establish the level of base salary payable to the Chief Executive Officer ("CEO") and certain other executive officers of the Company and to administer the Company's equity incentive plans. In addition, the Committee has the responsibility for approving the individual bonus programs and targets to be in effect for the CEO and certain other executive officers and key employees each fiscal year.

         For the 2000 fiscal year, the process utilized by the Committee in determining executive officer compensation levels was based on the subjective judgment of the Committee. Among the factors considered by the Committee were the recommendations of the CEO with respect to the compensation of the Company's key executive officers. However, the Committee made the final compensation decisions concerning such officers.

         General Compensation Policy. The Committee's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon overall Company performance, their individual contribution to the financial success of the Company and their personal performance. It is the Committee's objective to have a substantial portion of each officer's compensation contingent upon the Company's performance, as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package consists of one or more of the following: (i) base salary, (ii) cash bonus and (iii) long-term stock-based incentive awards.

         Base Salary. The base salary for each executive officer is set on the basis of general market levels derived from comparisons with companies of similar size and similar industries. Each individual's base pay is positioned relative to the total compensation package, including cash incentives and long-term incentives.

         Annual Cash Bonuses. Executive officers who are eligible for bonuses receive such bonuses if they achieve individual performance objectives that are set on a quarterly basis. Actual bonuses paid reflect an individual's accomplishment of these individual objectives and are based on a percentage of the individual's base salary.

         Long-Term Incentive Compensation. During fiscal 2000, the Committee, in its discretion, made option grants to Messrs. Bieber, Maynard, McDermott, Olsen and Owyang and Ms. Ross. Generally, a significant grant is made in the year that an officer commences employment. Thereafter, option grants may be made at varying times and in varying amounts at the discretion of the Committee. Generally, the size of each grant is set at a level that the Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual's position with the Company, the individual's potential for future responsibility, promotion and retention, the individual's performance in the recent period and the number of unvested options held by the individual at the time of the new grant. The relative weight given to each of these factors will vary from individual to individual at the Committee's discretion. Applying these principles, a significant grant was made to Mr. Olsen in connection with his commencement of employment with the Company in 2000, significant grants were made to Messrs. Bieber, Owyang, Maynard and McDermott in connection with their promotions during 2000, and smaller grants were made to Ms. Ross.

         Each grant allows the officer to acquire shares of the Company's Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time. The option vests in periodic installments over a four year period, with vesting being contingent upon the executive officer's continued employment with the Company. The vesting schedule and the number of shares granted are established to provide a meaningful incentive in each year following the year of grant. Accordingly, the options will provide a return to the executive officers only if they remain in the Company's employ, and then only if the market price of the Company's Common Stock appreciates over the option term.

         CEO Compensation. During fiscal 2000, the Company recruited Mr. Olsen to assume the role of President and Chief Executive Officer. Mr. Olsen's annual base salary was established by the Committee based upon general market compensation data, Mr. Olsen's previous compensation levels prior to joining the Company and his previous executive management experience, and in recognition of the challenges to be faced in leading the Company's business. The Committee intended Mr. Olsen's base salary to provide him with a level of stability and certainty each year and intended that this particular component of compensation not be affected to any significant degree by Company performance factors.

         The remaining components of the Chief Executive Officer's 2000 fiscal year incentive compensation were entirely dependent upon the Company's financial performance and provided no dollar guarantees. The Committee approved a significant stock option and restricted stock award in connection with the commencement of the Chief Executive Officer's employment. The stock option was granted pursuant to the principles discussed above and vested over four years. The restricted stock award vested over two years. Mr. Olsen's employment agreement also provided for the extension of a line of credit to cover taxes due upon receipt of the restricted stock award. Mr. Olsen ceased employment with the Company on July 9, 2001. As of his employment termination date, Mr. Olsen had not yet become vested in any of the shares under his stock option or restricted stock bonus. As a result, the stock option expired automatically, and the Company repurchased all of the shares under the restricted stock award at Mr. Olsen's original purchase price. Also, due to his termination of employment, the full amount under Mr. Olsen's note will become due and payable on October 9, 2001.

         The annual base salary for Ms. Polese, the Company's President and Chief Executive Officer through July 2000, was raised by the Committee in June 2000 and in July 2000. The Committee's decision was made primarily on the basis of general market compensation data, Ms. Polese's performance of her duties and her new role effective July 2000 as Chairman and Chief Strategy Officer of the Company.

         Tax Limitation. Under the federal tax laws, a publicly held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any year. To qualify for an exemption from the $1 million deduction limitation, the stockholders approved a limitation under the Company's 1999 Omnibus Equity Incentive Plan on the maximum number of shares of Common Stock for which any one participant may be granted stock options per calendar year. Because this limitation was adopted, any compensation deemed paid to an executive officer when he or she exercises an outstanding option under the 1999 Omnibus Equity Incentive Plan with an exercise price equal to the fair market value per share of the Company's Common Stock on the option grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. The Committee will defer any decision on whether to limit the dollar amount of all other compensation payable to the Company's executive officers to the $1 million cap.

                                              Compensation Committee

                                              Raymond J. Lane
                                              Douglas J. Mackenzie

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee of the Company's Board of Directors was created on February 2, 1999, and the members of the Compensation Committee are Messrs. Lane and Mackenzie. Neither of these individuals was at any time during 2000, or at any other time, an officer or employee of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                             STOCK PERFORMANCE GRAPH

         The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock between April 30, 1999 (the date the Company's Common Stock commenced public trading) and December 31, 2000 with the cumulative total return over the same period of (i) the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq Stock Market-U.S. Index") and (ii) the S&P Major Market Index (the "S&P Market"). This graph assumes the investment of $100.00 on April 30, 1999 in the Company's Common Stock, the Nasdaq Stock Market-U.S. Index and the S&P Market, and assumes the reinvestment of dividends, if any.

         The comparisons shown in the graph below are based upon historical data. The Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock. Information used in the graph was obtained from Standard & Poor's Compustat Total Return Service, and the Company is not responsible for any errors or omissions in such information.

   Comparison of Cumulative Total Return to Stockholders Among Marimba, Inc.,
              The Nasdaq Stock Market-U.S. Index and the S&P Market
                         (Dividends reinvested monthly)

[Graph showing indexed returns in U.S. dollars with the same information provided in tabular format directly below]

Indexed Returns (in U.S. dollars)
Years Ending

                                  Base
                                 Period
    Company/Index              30 Apr 1999     Dec 1999     Dec 2000
    -------------              -----------     --------     --------
    Marimba, Inc ............     100            75.82         7.41
    S&P 500 Index ...........     100           111.00       100.89
    Nasdaq US Index .........     100           157.09        96.61

Annual Return Percentage
Years Ending

    Company/Index                 Dec 1999      Dec 2000
    -------------                 --------      --------
    Marimba, Inc .............     -24.18        -90.23
    S&P 500 Index ............      11.00         -9.10
    Nasdaq US Index ..........      57.09        -39.82

         The Company effected its initial public offering of Common Stock on April 29, 1999 at a price of $20.00 per share. The graph above, however, commences with the closing price of $60.75 per share on April 30, 1999, which is the date the Company's Common Stock commenced public trading.

         Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Amended Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report and Stock Performance Graph shall not be deemed filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

         The following Summary Compensation Table sets forth the compensation earned during the last three fiscal years by (i) each of the individuals serving as the Company's Chief Executive Officer during fiscal year 2000, (ii) the four other most highly compensated executive officers who were serving as executive officers of the Company as of December 31, 2000 and (iii) the two individuals for whom disclosures would have been provided under clause (ii) above but for the fact that such individuals were not serving as executive officers of the Company as of December 31, 2000 (collectively, the "Named Officers"), each of whose aggregate compensation for 2000 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries for that fiscal year.

                                                     Summary Compensation Table
                                                                                              Long-Term
                                                   Annual Compensation                    Compensation Award
                                            ---------------------------------        --------------------------
                                                                                                     Number of
                                                                                   Restricted       Securities
                                                                                      Stock         Underlying        All Others
Name and Principal Position                 Year      Salary($)      Bonus($)        Awards($)       Options(#)     Compensation($)
---------------------------                 ----      ---------      --------        ---------       ----------     ---------------
John F. Olsen (1) ......................... 2000     $ 132,955          --       $ 2,187,500(2)      1,000,000            --
 Former President and CEO

Kim K. Polese ............................. 2000       214,886          --                  --            --              --
 Chairman and Chief Strategy                1999       130,000          --                  --            --              --
 Officer (former President and CEO)         1998       130,000          --                  --            --          $930(3)

Lee Bieber ................................ 2000       162,500     $  15,000                --         186,250            --
 Vice President, Engineering

Robert E. Maynard, Jr. (4) ................ 2000       252,265          --                  --         100,000            --
 Former Vice President, Worldwide
 Sales

Steven J. McDermott (5) ................... 2000       198,167        31,250                --          67,500            --
 Former Vice President, Business
 Development

Kenneth W. Owyang ......................... 2000       182,330          --                  --         190,000            --
 Vice President, Finance and
 Chief Financial Officer

Jacqueline C. Ross (4) .................... 2000       153,038        12,500                --          62,500            --
 Former Vice President,                     1999       160,000        25,000                --            --              --
 Marketing                                  1998        63,333        25,000                --         300,000            --

Arthur A. van Hoff ........................ 2000       157,083          --                  --            --              --
 Chief Scientist                            1999       130,000          --                  --            --              --
                                            1998       130,000          --                  --            --           634(3)

------------
(1) Mr. Olsen commenced employment with the Company on July 21, 2000 and ceased employment on July 9, 2001.

(2) Mr. Olsen received a restricted stock award of 100,000 shares on July 21, 2000, which had a fair market value on that date of $21.1875 per share and for which he paid the par value of $.0001 per share. As of December 31, 2000, the restricted stock award had a value of $449,990, based on the fair market

                                       13

         value of the Company's Common Stock on December 31, 2000 of $4.50 per share minus the price Mr. Olsen paid for such shares. The restricted stock award was to vest 50% after each year of continuous service measured from July 21, 2000. Following Mr. Olsen's cessation of employment with the Company on July 9, 2001, the Company exercised on July 13, 2001 its right to repurchase all 100,000 shares for an aggregate repurchase price of $10.00.

(3)      Represents premiums paid by the Company for term life insurance.

(4)      The individual ceased employment with the Company in October 2000.

(5)      Mr. McDermott ceased employment with the Company in June 2001.

         The following table contains information concerning the stock option grants made to each of the Named Officers for 2000. No stock appreciation rights were granted to these individuals during such year.

                                                  Option Grants in Last Fiscal Year
                                                Individual Grants(1)
                            ----------------------------------------------------------
                                                                                              Potential Realizable
                             Number of       % of Total                                         Value at Assumed
                            Securities        Options                                         Annual Rates of Stock
                            Underlying       Granted to                                        Price Appreciation
                             Options         Employees In     Exercise                       for Option Term($)(4)
                             Granted           Fiscal         Price Per     Expiration    -----------------------------
Name                           (#)             Year(2)      Share($/sh)(3)    Date             5%                10%
----                           ---             -------      --------------    ----             --                ---
John F. Olsen ...........  1,000,000(5)         17.4%        $  21.19        7/21/10      $ 13,324,705    $ 33,767,418
Kim K. Polese ...........         --              --               --             --                --              --
Lee Bieber ..............     50,000             0.9            39.62         1/7/10         1,245,997       3,157,602
                              75,000             1.3            46.00        3/20/10         2,169,686       5,498,411
                              31,250(6)          0.5            15.12         6/2/10           297,251         753,292
                              30,000(7)          0.5             5.25       10/19/10            99,051         251,014
Robert E. Maynard, Jr ...    100,000(5)          1.7            15.12         6/2/10           951,203       2,410,535
Steven J. McDermott .....     30,000             0.5            46.00        3/20/10           867,875       2,199,365
                               7,500(5)(6)       0.1            15.12         6/2/10            71,340         180,790
                              30,000(5)(7)       0.5             5.25       10/19/10            99,051         251,014
Kenneth W. Owyang .......     60,000             1.1            46.00        3/20/10         1,735,750       4,398,730
                             115,000(6)          2.0            15.12         6/2/10         1,093,884       2,772,116
                              15,000(7)          0.3             5.12        11/8/10            48,346         122,519
Jacqueline C. Ross ......     50,000(5)          0.9            46.00        3/20/10         1,446,458       3,665,608
                              12,500(5)(6)       0.2            15.12         6/2/10           118,900         301,317
Arthur A. van Hoff ......         --              --               --             --                --              --

------------
(1) Except as otherwise provided pursuant to footnotes 6 or 7 below, each of the options listed in the table become exercisable as to 25% of the option shares after one year from the vesting commencement date and the remainder in a series of equal monthly installments over a period of 36 months thereafter. The plan administrator has the discretionary authority to re-price the options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the re-grant date. The options have a maximum term of 10 years measured from the option grant date, subject to earlier termination in the event of the optionee's cessation of service with the Company. Under each of the options, the option shares will vest upon acquisition of the Company by merger or asset sales, unless the acquiring entity or its parent corporation assumes the outstanding options.

(2) Based on a total of 5,979,392 option shares granted to the Company's employees during 2000.

(3) The exercise price was equal to the fair market value of the Company's Common Stock as valued by the Board of Directors on the date of grant. The exercise price may be paid in cash, in shares of the Company's Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by lending the optionee sufficient funds to pay the exercise price for the purchased shares, together with any federal and state income tax liability incurred by the optionee in connection with such exercise.

(4) The potential realizable value is calculated based on the ten-year term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed according to rules promulgated by the

                                       14

         Securities and Exchange Commission and does not represent the Company's prediction of the Company's stock price performance. The potential realizable value at 5% and 10% appreciation is calculated by assuming that the exercise price on the date of grant appreciates at the indicated rate for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price.

(5) As of the individual's employment termination date, none of the option shares had become vested, and as a result, the stock option expired automatically.

(6) The option becomes exercisable as to 100% of the option shares after one year from the vesting commencement date.

(7) The option becomes exercisable as to 50% of the option shares after one year from the vesting commencement date and the remainder in a series of equal monthly installments over a period of 12 months thereafter.

         No options were exercised during the 2000 fiscal year by the Named Officers, and no stock appreciation rights were outstanding at the end of that year. The following table sets forth information concerning option holdings as of the end of the 2000 fiscal year with respect to each of the Named Officers.

                          Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
                                                                            Number of
                                                                      Securities Underlying                  Value of Exercised
                                       Number of                        Unexercised Options                 In-the-Money Options
                                    Shares Acquired   Value             At Fiscal Year End               At Fiscal Year End ($)(1)
Name                                  On Exercise    Realized      Exercisable     Unexercisable       Exercisable     Unexercisable
----                                  -----------    --------      -----------     -------------       -----------     -------------
John F. Olsen ....................         --           --              --           1,000,000                 0               0
Kim K. Polese ....................         --           --              --                --                --              --
Robert E. Maynard, Jr ............         --           --            70,833                 0                 0               0
Kenneth W. Owyang ................         --           --             4,916           201,584                 0               0
Steven J. McDermott ..............         --           --             8,500            81,000             5,250           3,750
Lee Bieber .......................         --           --            17,083           214,167            13,125           9,375
Jacqueline C. Ross ...............         --           --           162,500                 0           243,750               0
Arthur A. van Hoff ...............         --           --              --                --                --              --

------------
(1) Based on the fair market value of the Company's Common Stock on December 31, 2000 of $4.50 per share, less the exercise price payable for such shares.

             EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

         Except as otherwise provided below, none of the Named Officers of the Company have employment or severance agreements with the Company, and their employment may be terminated at any time at the discretion of the Board of Directors.

         On July 21, 2000, the Company extended an offer of employment to John Olsen to serve as the Company's President and Chief Executive Officer. The offer provided for a base salary of $300,000. Mr. Olsen was eligible for an annual incentive payment of up to 100% of his salary upon achievement of his performance objectives with such objectives to be determined by the Board. Mr. Olsen was awarded an option to purchase 1,000,000 shares of Company common stock vesting over 4 years. In addition, Mr. Olsen was awarded a restricted stock bonus for 100,000 shares of restricted stock which would have vested 50% after one year of service with the Company and the remaining 50% after 2 years of service. The Company also extended a line of credit to Mr. Olsen in the amount of up to $1,000,000, on July 21, 2000 to assist him in payment of any taxes associated with his receipt of the restricted stock bonus. The shares acquired under the restricted stock bonus award were pledged as security for the promissory notes(s) evidencing amounts loaned under such credit line.

         The note(s) bears interest at 6.6%, compounded annually, with 50% of the principal and interest to become due 60 days after Mr. Olsen vested in 50% of the restricted stock, and the remaining 50% of the principal and interest to become due 60 days after Mr. Olsen vested in the remaining 50% of the restricted stock, subject to acceleration upon borrower's cessation of employment and certain other events. The line of credit was not drawn down during the 2000 fiscal year, and as of July 9, 2001, there was a principal amount of $751,093 outstanding on the line of credit. The agreement provided for continuation of Mr. Olsen's base salary for 12 months should his employment be terminated by the Company without cause. The agreement also provided for immediate 50% vesting of his unvested stock options and restricted stock should he be involuntarily terminated within 12 months following certain change in control transactions involving the Company.

         Mr. Olsen ceased employment with the Company on July 9, 2001. As of his termination date, Mr. Olsen had not yet become vested in any of the shares under his stock option or restricted stock bonus. As a result, the stock option expired automatically, and the Company repurchased all of the shares under the restricted stock award at Mr. Olsen's original purchase price. Also, due to his termination of employment, the full amount under Mr. Olsen's note will become due and payable on October 9, 2001.

         On July 24, 2001, the Company extended employee incentive agreements ("Incentive Agreements") to the following Named Executive Officers: Ms. Polese and Messrs. Bieber and van Hoff. Ms. Polese's Incentive Agreement provides that she will receive 100,000 option shares; Mr. Bieber's Incentive Agreement provides that he will receive 50,000 option shares and 50,000 shares under a restricted stock grant; and Mr. van Hoff's Incentive Agreement provides that he will receive 75,000 option shares. The option shares vest over a three (3) year period and the shares under a restricted stock grant vest over a two (2) year period. If the officer experiences an Employment Termination (as defined below) within twelve (12) months following a change in control, the officer will receive vesting credit for the number of months of service from the vesting commencement date of the option or restricted stock grant and become vested in an additional number of option shares and shares under a restricted stock grant, as if the officer provided another twelve (12) months of service with the Company following the Employment Termination. Each Incentive Agreement for Ms. Polese and Mr. Bieber also provides that if the officer experiences an Employment Termination (as defined below) within twelve (12) months following a change in control, the officer will receive the following severance benefits:
(a) a lump sum cash amount equal to nine (9) months of the officer's most recent base salary and the Company's payment of COBRA premiums for nine (9) months following the date of termination; and (b) with respect to all options granted to any such officer prior to July 24, 2001, the officer will become vested in an additional number of option shares equal to 50% of the option shares that are unvested as of the Employment Termination. Employment Termination includes the Company's involuntary discharge of the officer without cause or the officer's resignation after (i) a material reduction in the officer's level of authority or responsibility, (ii) a reduction in the officer's base salary or (iii) a relocation of the officer's principal place of work by more than 35 miles.

         On June 4, 2001, the Company entered into an agreement ("Owyang Agreement") with Mr. Owyang. The Owyang Agreement provides for the following benefits: (a) 150,000 shares under a restricted stock grant; (b) a cash bonus of $100,000 on July 1, 2001; and (c) another cash bonus of $100,000 on January 1, 2002, provided that he remains employed by the Company until January 1, 2002, but if there is a change in control of the Company or a termination of his employment without cause prior to January 1, 2002, then Mr. Owyang will receive this cash bonus of $100,000 at the time of the change in control or termination without cause, as the case may be. Mr. Owyang's restricted stock grant will vest over a 12-month period but will become fully vested if the Company is subject to a change in control. If the Company terminates Mr. Owyang's employment in connection with a change in control or other than for cause, he is entitled to a lump sum cash amount equal to nine (9) months of his most recent base salary and the Company's payment of COBRA premiums for nine (9) months (collectively, "Severance Benefits"); provided that if the Company does not terminate Mr. Owyang's employment within two (2) months after a change in control, he is still entitled to receive the Severance Benefits. Mr. Owyang's options granted in June 2000 provide that if there is a merger or asset sale of the Company and Mr. Owyang's is involuntarily discharged without cause or constructively terminated within 12 months of the merger or asset sale, Mr. Owyang will vest 50% of the remaining shares subject to the options.

         Options granted under the 1996 Stock Plan, 1999 Omnibus Equity Incentive Plan and the 2000 Supplemental Stock Plan will vest upon an acquisition of the Company by merger or asset sale, unless the acquiring company assumes the options or substitutes them with substantially similar options. The Compensation Committee also has the authority under the 1996 Stock Plan, 1999 Omnibus Equity Incentive Plan and 2000 Supplemental Stock Plan to accelerate the exercisability of outstanding options, or to accelerate the vesting of the shares of Common Stock subject to outstanding options, held by the Chief Executive Officer and the Company's other executive officers. Such acceleration may be conditioned on the optionee's termination of employment (whether involuntarily or through forced resignation) and may be conditioned upon the occurrence of a merger, reorganization or consolidation or upon a hostile take-over of the Company effected through a tender offer or through a change in the majority of the Board as a result of one or more contested elections for Board membership.

                                 PROPOSAL NO. 2

               AMENDMENT OF THE 1999 OMNIBUS EQUITY INCENTIVE PLAN

         The stockholders are being asked to approve an amendment to the Marimba, Inc. 1999 Omnibus Equity Incentive Plan (the "Incentive Plan"). The Incentive Plan was created in order to assist the Company in the recruitment, retention and motivation of key employees, directors, and consultants of outstanding ability who are in a position to make material contributions to the Company's success. The limited number of skilled and experienced employees in the Company's industry are in demand by a growing number of employers. The Board believes that stock options are critical in attracting and retaining these key contributors. The stockholders are being asked to vote on a proposal to approve an amendment to the Incentive Plan to: (i) increase the number of shares available for issuance (as that term is defined under "Securities Subject to Incentive Plan" below) under the Incentive Plan by the number of shares remaining available for issuance under the Company's 1996 Stock Plan; and (ii) increase the per person limit on the number of shares issuable each year under the Incentive Plan. The Board of Directors ("Board") approved the amendment on July 20, 2001.

         The Company established the Incentive Plan on February 2, 1999. The stockholders approved the Incentive Plan on March 12, 1999. The principal terms and provisions of the Incentive Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Incentive Plan. A copy of the Incentive Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary at the executive offices in Mountain View, California.

         Structure. Four separate types of equity compensation may be issued under the Incentive Plan. First, stock options may be granted to eligible individuals under the Incentive Plan. Stock options give optionees the right to purchase shares of Common Stock at an exercise price determined at the time the option is granted. Second, direct issuances of restricted stock may be made to eligible persons under the Incentive Plan. The Board may grant shares of restricted stock to eligible persons in return for cash or cash equivalents in consideration for past services. Third, stock appreciation rights ("SAR") may be granted to eligible persons under the Incentive Plan. A SAR allows eligible persons to benefit from increases in the value of the Common Stock, but does not provide any ownership interest in the Common Stock. Fourth, stock units may be issued to eligible persons under the Incentive Plan. Stock units allow persons to obtain shares of Common Stock without any cash consideration.

         Administration. The Compensation Committee of the Board, which is comprised of two (2) or more outside Board members, administers the Incentive Plan. Committee members serve for such period of time as the Board may determine. The Incentive Plan may also be administered by the Board, or a secondary committee comprised of one or more Board members, with respect to participants who are not executive officers subject to the short-swing profit rules of the federal securities laws.

         The Committee (or Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the Incentive Plan) to determine the eligible individuals who are to receive awards under the Incentive Plan, the number of shares to be covered by each granted option or other award, the date or dates on which the option is to become exercisable or the award is to vest, the maximum term for which the option or award is to remain outstanding, whether the granted option will be an incentive stock option ("Incentive Option") that satisfies the requirements of Section

422 of the Internal Revenue Code (the "Code") or a non-statutory option not intended to meet such requirements and the remaining provisions of the option grant or award, interpret the Incentive Plan, and make all other decisions relating to the operation of the Incentive Plan.

         Eligibility. Employees (including officers), outside directors and consultants who render services to the Company or its subsidiary corporations (whether now existing or subsequently established) are eligible to receive awards under the Incentive Plan. However, only employees are eligible to receive incentive stock options ("ISOs").

         As of July 9, 2001, approximately 259 persons (including 11 executive officers and 4 non-employee directors) were eligible to participate in the Incentive Plan.

         Securities Subject to Incentive Plan. As of July 9, 2001, 2,175,810 shares of Common Stock have been reserved for issuance under the Incentive Plan, without giving effect to the amendment that is the subject of this Proposal No.
2. In addition, assuming approval of Proposal No. 2, the number of shares reserved for issuance under the Incentive Plan shall be increased by the number of shares that will become available for issuance under the Company's 1996 Stock Plan, which consists of: (i) shares available for issuance under the 1996 Stock Plan as of September 6, 2001, the date of the Company's 2001 annual stockholder meeting; (ii) shares subject to outstanding options or other awards under the 1996 Stock Plan that are canceled or expire after September 6, 2001; and/or
(iii) shares that are issued but are subject to forfeiture or a right of repurchase by the Company and that are forfeited or repurchased by the Company after September 6, 2001; provided, however, that the total number of shares shall be increased no more than 2,399,653 shares (collectively, "shares remaining available for issuance"). The number of shares remaining available for issuance under the 1996 Stock Plan as of July 9, 2001 was 2,399,653 shares. The Incentive Plan provides that the number of shares of Common Stock available for issuance thereunder will automatically increase on January 1 of each year by an amount equal to four percent (4%) of the shares of Common Stock then outstanding and such automatic increases may not exceed 1,250,000 shares. As a result, 925,810 shares of Common Stock were added to the reserve on January 1, 2000 and 943,379 shares of Common Stock were added to the reserve on January 1, 2001. Effective March 21, 2000, the Company adopted the Company's 2000 Supplemental Stock Plan, pursuant to which 3,500,000 shares of Common Stock have been reserved for issuance and 453,600 shares were available for issuance as of July 9, 2001.

         As amended, the Incentive Plan provides that no one person participating in the Incentive Plan may receive options for more than 1,000,000 shares of Common Stock per fiscal year. However, for the fiscal year in which a person first commences services, the limit shall be 1,500,000 shares. Prior to the amendment that is the subject of this Proposal No. 2, no one person participating in the Incentive Plan could receive options for more than 100,000 shares of Common Stock per fiscal year and for the fiscal year in which a person first commenced services, the limit was 300,000 shares.

         Should an option or award under the Incentive Plan or 1996 Stock Plan expire or terminate for any reason prior to exercise in full or should restricted shares acquired upon exercise of an option or award be repurchased by the Company for any reason, the shares subject to the termination or repurchase will be available for subsequent options or awards under the Incentive Plan.

Option Grants

         Price and Exercisability. The option exercise price per share in the case of an Incentive Option may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date and, in the case of a non-statutory option, eighty-five percent (85%) of the fair market value of the Common Stock on the grant date. Options become exercisable at such time or times and during such period as the Committee may determine and set forth in the instrument evidencing the option grant.

         The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes. The Committee may also assist any optionee (including an officer or director) in the exercise of his or her outstanding options by (a) authorizing a Company loan to the optionee or (b) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Committee in its sole discretion. The Committee has the discretionary authority to reprice options through the cancellation of those options and the grant of replacement options with an exercise price based on the fair market value of the option shares on the regrant date.

         No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

         Termination of Service. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. The Committee has complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by the Company at the original exercise price paid per share upon the optionee's cessation of service prior to vesting in such shares. The Committee has complete discretion in establishing the vesting schedule to be in effect for any such unvested shares and may cancel the Company's outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

         Incentive Options. Incentive Options may only be granted to individuals who are employees of the Company or its parent or subsidiary corporation. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of the Common Stock for which one or more options granted to any employee under the Incentive Plan (or any other Incentive Plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code shall not exceed $100,000.

Awards of Restricted Stock

         Restricted stock may be sold or awarded for consideration determined by the committee, including cash, cash equivalents, promissory notes and past services rendered to the Company. However, awards of restricted stock that consist of newly issued restricted shares may be sold at a price per share of not less than one hundred percent (100%) of fair market value.

         The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Committee will, however, have the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the Incentive Plan.

Stock Appreciation Rights

         One or more eligible individuals may, at the discretion of the Committee, be granted stock appreciation rights either in tandem with or independent of their option grants under the Incentive Plan. Upon exercise of an independent stock appreciation right, the individual will be entitled to a cash distribution from the Company in an amount per share equal to the excess of (i) the fair market value per share of Common Stock over (ii) the exercise or base price. Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. An appreciation distribution may, at the discretion of the Committee, be made in cash or in shares of Common Stock.

Awards of Stock Units

         Stock units may be awarded for no cash consideration. Stock units may also be granted in consideration of a reduction in the recipient's other compensation or in consideration of services rendered. Each award of stock units may or may not be subject to vesting and vesting, if any, shall occur upon satisfaction of the conditions specified by the Committee. Settlement of vested stock units may be made in the form of cash, shares of Common Stock or a combination of both.

General Provisions

         Vesting Acceleration of Options/Termination of Repurchase Rights. Upon the occurrence of a "Change in Control" (as defined below), each outstanding option or award under the Incentive Plan will, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares at the time subject to such option only if and to the extent such option or award is, in connection with the Change in Control, not assumed by the successor corporation (or parent) or replaced with a comparable option or award to purchase shares of the capital stock of the successor corporation (or parent). Immediately following the consummation of the Change in Control, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation (or parent).

         A Change in Control includes:

            (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such transaction is owned by persons who were not stockholders of the Corporation immediately prior to such transaction;

            (ii)  The   sale,   transfer   or  other   disposition   of  all  or
                  substantially all of the Company's assets;

            (iii) A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

            (iv) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities.

         A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         The Committee also has the discretion to accelerate outstanding options and awards and/or terminate the Company's outstanding repurchase rights upon a Change in Control, which acceleration or termination may or may not be conditioned upon the subsequent termination of the optionee's service within a specified period following the transaction. The acceleration of options or awards in the event of a Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

         Valuation. For purposes of establishing the option price and for all other valuation purposes under the Incentive Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on The Nasdaq National Market. The market value of the Common Stock as reported on The Nasdaq National Market as of July 9, 2001 was $2.70 per share.

         Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Incentive Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Incentive Plan, (ii) the maximum number and/or class of securities for which any one person may be granted options and direct stock issuances per calendar year, (iii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

         Each outstanding option or award that is assumed in connection with a Change in Control will be appropriately adjusted to apply and pertain to the number and class of securities that would otherwise have been issued, in consummation of such Change in Control, to the optionee or participant had the option or award been exercised immediately prior to the Change in Control. Appropriate adjustments will also be made to the exercise price payable per share and to the class and number of securities available for future issuance under the Incentive Plan on both an aggregate and a per-participant basis.

         Plan Amendments. The Board may amend or modify the Incentive Plan in any and all respects whatsoever. The approval of the Company's stockholders will be obtained to the extent required by applicable law.

         The Board may, at any time and for any reason, terminate the Plan. Any options or awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

         As of July 9, 2001, options covering 2,148,173 shares were outstanding under the Incentive Plan, 3,503,921 shares were issued upon exercise of options granted or stock awarded under the Incentive Plan and 871,016 shares remained available for future option grant, without giving effect to the amendment that is the subject of this Proposal No. 2. The expiration dates for all such options range from April 29, 2009 to June 14, 2011.

New Plan Benefits and Option Grant Table

         Because the Incentive Plan is discretionary, benefits to be received by individual optionee's are not determinable. The table below shows, as to each of the executive officers named in the Summary Compensation Table and the various indicated groups, (i) the number of shares of Common Stock for which options have been granted under the Incentive Plan, for the one (1) year period ended December 31, 2000 plus the period through July 9, 2001 and (ii) the weighted average exercise price per share.

                                                                                         Weighted
                                                                                     Average Exercise
                                                                   Number of             Price of
Name and Position                                                Option Shares       Granted Options
-----------------                                                -------------       ---------------
John F. Olsen ..............................................       1,000,000(1)            21.19
 Former President and CEO

Kim K. Polese ..............................................              --                 --
 Chairman and Chief Strategy Officer
 (former President and CEO)

Robert E. Maynard, Jr ......................................         100,000(1)            15.12
 Former Vice President, Worldwide Sales

Kenneth W. Owyang ..........................................         190,000               24.09
 Vice President, Finance and Chief Financial Officer

Steven J. McDermott ........................................          67,500(2)            24.46
 Former Vice President, Business Development

Lee Bieber .................................................         186,250               32.54
 Vice President, Engineering

Jacqueline C. Ross .........................................          62,500(1)            39.82
 Former Vice President, Marketing

Arthur A. van Hoff .........................................              --                 --
 Chief Scientist
 Current executive officers as a group(11 persons) .........       2,198,250                8.67
 Current non-executive directors as a group(4 persons) .....              --                 --

Employees as a group (excluding executive officers) ........       1,889,750               17.99

------------

(1) As of the individual's employment termination date, none of the option shares had become vested, and as a result, the stock option expired automatically.
(2) As of Mr. McDermott's employment termination date, 7,500 of such option shares were vested.

Federal Income Tax Consequences of Options Granted under the Incentive Plan

         Options granted under the Incentive Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

         Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares generally are includable in alternative minimum taxable income. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

         For federal tax purposes, dispositions are divided into two categories:
(i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

         Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company's executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         Special provisions of the Internal Revenue Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

            (i) If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (b) the exercise price paid for the shares.

            (ii) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (b) the exercise price paid for such shares. If the Section 83(b)
                  election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

         Stock Appreciation Rights. A participant who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the participant.

         Stock  Issuances.   The  tax  principles  applicable  to  direct  stock
issuances under the Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

         If the amendment that is the subject of this Proposal No. 2 is not approved by the stockholders, the Incentive Plan shall continue in effect in accordance with its existing terms.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1999 OMNIBUS EQUITY INCENTIVE PLAN.

                                 PROPOSAL NO. 3

            AMENDMENT OF THE 1999 NON-EMPLOYEE DIRECTORS OPTION PLAN

         The stockholders are being asked to approve an amendment to the Marimba, Inc. 1999 Non-Employee Directors Option Plan (the "Directors Plan"). The Directors Plan was created in order to assist the Company in the recruitment, retention and motivation of non-employee directors who are experienced, highly qualified and in a position to make material contributions to the Company's success. The Company established the Directors Plan to provide for the automatic grant of non-statutory stock options to non-employee members of the Board of Directors of the Company (the "Board"). The Company established the Directors Plan on February 2, 1999. The stockholders approved the Directors Plan on March 12, 1999. The Company believes that stock options are critical in attracting and retaining non-employee directors. The stockholders are being asked to vote on a proposal to approve an amendment to the Directors Plan to modify the option grants to be made periodically to the non-employee directors. The proxy holders intend to vote all proxies received by them FOR the amendment to the Directors Plan.

         The Board amended the Directors Plan on July 20, 2001. Under the amendment that is the subject of this Proposal No. 3, (i) each non-employee director who first commences service on or after September 6, 2001, the date of the Company's 2001 annual stockholders meeting, will be automatically granted an option to purchase 30,000 shares upon becoming a director and (ii) each incumbent non-employee director will be automatically granted an option to purchase 10,000 shares at the date of each annual stockholders meeting beginning with the meeting in 2001 if the director is serving on the Board at the time of such meeting (except that any non-employee director who is first appointed to the Board of Directors between July 19, 2001 and September 5, 2001 will be granted, on the date of the 2001 annual stockholders meeting, an option to purchase 15,000 shares) and (iii) each incumbent non-employee director who is a member of a committee of the Board will automatically be granted an option to purchase 2,500 shares for each committee on which the director is serving. Each of the options granted under the Directors Plan will be subject to vesting restrictions.

         The principal terms and provisions of the Directors Plan are summarized below. The summary, however, is not intended to be a complete description of all the terms of the Directors Plan. A copy of the Directors Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary at the executive offices in Mountain View, California.

         Administration. The terms and conditions of each automatic grant under the Directors Plan shall be determined by the express terms and conditions of the Directors Plan. The Board and any of its committees do not have discretionary  authority  with  respect to the grants  made under the  Directors
Plan.

         Eligibility. Outside directors who are not employees of the Company are eligible to receive awards under the Directors Plan. As of July 9, 2001, four persons were eligible to participate in the Directors Plan.

         Securities Subject to Directors Plan. As of July 9, 2001, 202,500 shares of Common Stock had been reserved for issuance under the Directors Plan. In addition, as of January 1 of each year starting with January 1, 2000, the number of shares in the Directors Plan shall be automatically increased by the number of shares necessary to restore the reserve to 150,000 shares. As a result, 15,000 shares of Common Stock were added to the reserve on January 1, 2000 and 37,500 shares of Common Stock were added to the reserve on January 1, 2001. Should an option or award under the Directors Plan expire or terminate for any reason prior to exercise in full or should restricted shares acquired upon exercise of an option or award be repurchased by the Company for any reason, the shares subject to the termination or repurchase will be available for subsequent options or awards under the Directors Plan.

Option Grants

         Terms and Conditions of Automatic Grants. The Directors Plan provides for automatic grants of fully-vested non-statutory stock options covering the following number of shares upon the occurrence of the following events:

            1. A non-employee director who first becomes a member of the Board on or after September 6, 2001 shall automatically be granted an option to purchase 30,000 shares of common stock ("initial grant"), provided the director has not previously been in the employ of the Company. The option shall become exercisable in two equal annual installments measured from the date of grant of such option provided the director remains a member of the Board. Prior to the amendment, a new non-employee director received a fully-vested option for 15,000 shares.

            2. On the date of each annual stockholders meeting, beginning with the 2001 annual stockholder meeting, each non-employee director who is serving on the Board as of that date shall automatically be granted an option to purchase 10,000 shares of Common Stock ("annual grant"). The option shall vest in full after one year from the date of grant of such option provided the director remains a member of the Board. A non-employee director will not be eligible to receive an annual grant until the annual meeting in the calendar year which is two calendar years following the year in which he or she received the initial grant. Notwithstanding the foregoing, any non-employee director who is first appointed to the Board between July 19, 2001 and September 5, 2001 shall be automatically granted an option to purchase 15,000 shares of the Common Stock on the date of the 2001 annual stockholder meeting, which will become vested 50% for each year of continuous service by the individual. Prior to the amendment, each non-employee director received a fully-vested option for 7,500 shares at each annual stockholders meeting.

            3. On the date of each annual stockholders meeting, beginning with the 2001 annual stockholder meeting, each non-employee director who is serving on a committee of the Board as of that date shall automatically be granted an option to purchase 2,500 shares of Common Stock for each committee on which the director is serving ("annual committee grant"). The option shall vest in full one year from the date of grant of such option, provided the director remains in service as a member of such committee or committees of the Company until that time.

         Price. The option exercise price per share may not be less than one hundred percent (100%) of the fair market value of the Common Stock on the grant date.

         The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

         No optionee is to have any stockholder rights with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee's lifetime, the option may be exercised only by the optionee.

         Termination of Service. Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the 12-month period following the optionee's cessation of service. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term.

         Valuation. For purposes of establishing the option price, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on the Nasdaq National Market. The market value of the Common Stock as reported on The Nasdaq National Market as of July 9, 2001 was $2.70 per share.

         Vesting Acceleration of Options. Upon the occurrence of a "Change in Control" (as defined in Proposal No. 2 above), each outstanding option or award under the Directors Plan will, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares at the time subject to such option only if and to the extent such option or award is, in connection with the Change in Control, not assumed by the successor corporation (or parent) or replaced with a comparable option or award to purchase shares of the capital stock of the successor corporation (or parent). Immediately following the consummation of the Change in Control, all outstanding options will terminate and cease to be exercisable, except to the extent assumed by the successor corporation (or parent). Also, the vesting of any options granted to a non-employee director under the Directors Plan shall accelerate as to 50% of the unvested shares, if as of the closing date of a Change in Control, such non-employee director does not become a member of the board of directors of the successor company (or parent thereof).

         Changes in Capitalization. In the event any change is made to the Common Stock issuable under the Directors Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the Directors Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made per director, (iii) the maximum number and/or class of securities for which the share reserve is to increase automatically each year, and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits there under.

         Plan Amendments. The Board may amend or modify the Directors Plan in any and all respects whatsoever. The approval of the Company's stockholders will be obtained to the extent required by applicable law.

         The Board may, at any time and for any reason, terminate the Directors Plan. Any options or awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

         As of July 9, 2001, options covering 150,000 shares were outstanding under the Directors Plan, no shares had been issued upon exercise of options granted under the Directors Plan and 150,000 shares remained available for future option grant, without giving effect to the increase which is the subject of this Proposal No. 3. The expiration dates for all such options range from April 29, 2009 to June 8, 2010.

New Plan Benefits and Option Grant Table

         Since the Directors Plan is a formula plan, the future benefits under the Directors Plan are determinable. The table below shows, as to each of the non-employee directors of the Company, the number of shares of Common Stock for which options will be granted in 2001 under the Directors Plan if the amendment that is the subject of this Proposal No. 3 is approved.

                                                     Weighted Average Exercise
Name                       Number of Option Shares  Price of Granted Options (1)
----                       ------------------------  ---------------------------
Aneel Bhusri ............          12,500                       --
Eric J. Keller ..........          17,500                       --
Raymond J. Lane .........          12,500                       --
Douglas J. Mackenzie ....          15,000                       --
Stratton D. Sclavos .....          12,500                       --

------------
(1) The weighted average exercise price on the applicable future date of grant will equal the fair market value of the Company's Common Stock on the date of grant, less the exercise price payable for such shares.

Federal Income Tax Consequences of Options Granted under the Directors Plan

         Options granted under the Directors Plan may be non-statutory options that are not intended to meet such requirements.

         No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1999 NON-EMPLOYEE DIRECTORS OPTION PLAN.

                                 PROPOSAL NO. 4

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Company is asking the stockholders to ratify the appointment of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. The affirmative vote of the holders of a majority of shares present or represented by proxy and voting at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.

         In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the Company's and its stockholders' best interests.

         Ernst & Young LLP has audited the Company's financial statements since 1996. Its representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                             AUDIT COMMITTEE REPORT

         In accordance with the Audit Committee's written charter adopted by the Board of Directors (a copy of which is attached as Appendix A), the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee recommends to the Board of Directors, subject to stockholder approval, the selection of Ernst & Young LLP as the Company's independent auditors.

         Management is responsible for the Company's internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to the Company's financial reporting, and reviews the results and scope of the audit and other services provided by the Company's independent auditors. In this regard, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee has reviewed and discussed the consolidated financial statements with management and the Company's independent auditors, including a discussion of the quality (not just the acceptability) of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The aggregate fees billed the Company for services provided by Ernst & Young LLP for matters relating to the fiscal year ended December 31, 2000 consisted of the following: $157,500 for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2000 and the review of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year; no fees for professional services rendered for financial information systems design and implementation; and $84,590 for all other services.

         The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee have discussed with the independent auditors their independence from management and have considered the compatibility of non-audit services with the auditors' independence.

         Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

                                              Audit Committee

                                              Aneel Bhusri
                                              Douglas J. Mackenzie
                                              Stratton D. Sclavos

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since January 1, 2000, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than: (i) compensation agreements and other arrangements, which are described where required in "Employment Contracts and Change in Control Arrangements" above; and (ii) the transactions described below.

         The Company's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Delaware General Corporation Law. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

         The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has also entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

         Loans to Executive Officers. On July 21, 2000, the Company provided a line of credit of up to $1,000,000 to John Olsen, the Company's former President and Chief Executive Officer, to assist him in paying withholding taxes incurred upon purchase of restricted stock. The note bears interest at the rate of 6.6%, has an outstanding principal amount of $751,093 and becomes due and payable in full on October 9, 2001, which is three months from Mr. Olsen's employment termination date with the Company on July 9, 2001.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The members of the Board of Directors, the executive officers of the Company and persons who hold more than 10% of the Company's outstanding Common Stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which require them to file reports with respect to their ownership of the Company's Common Stock and their transactions in such Common Stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2000 fiscal year transactions in the Common Stock and their Common Stock holdings and (ii) the written representations received from one or more of such persons that annual Form 5 reports were filed by them for the 2000 fiscal year only with respect to transactions that could be reported on a Form 5 without being late transactions, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders, except that Messrs. Bajtos and Wyckoff each filed one late Form 3.

                                    FORM 10-K

         THE COMPANY WILL MAIL WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR 2000, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULE AND LIST OF EXHIBITS. REQUESTS SHOULD BE SENT TO MARIMBA, INC., 440 CLYDE AVENUE, MOUNTAIN VIEW, CALIFORNIA 94043, ATTN: STOCKHOLDER SERVICES.

                  STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Stockholder proposals that are intended to be presented at the 2002 Annual Meeting that are eligible for inclusion in the Company's proxy statement and related proxy materials for that meeting under the applicable rules of the Securities and Exchange Commission must be received by the Company not later than December 29, 2001, in order to be included. Such stockholder proposals should be addressed to Marimba, Inc., 440 Clyde Avenue, Mountain View, California 94043, Attn: Stockholder Services.

         Pursuant to Rule 14a-4(c) of the Securities and Exchange Act of 1934, as amended, if a stockholder who intends to present a proposal at the 2002 annual meeting of stockholders does not notify the Company of such proposal on or prior to March 2, 2002, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the annual meeting, even though there is no discussion of the proposal in the 2002 Proxy Statement. The Company currently believes that the 2002 annual meeting of stockholders will be held during the second week of June 2002.

                                  OTHER MATTERS

         The Board knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        /s/ Richard C. Wyckoff

                                        Richard C. Wyckoff
                                        President and Chief Executive Officer

Mountain View, California
July 27, 2001

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING. THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

                                   Appendix A

                             Audit Committee Charter

Organization

         This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The committee shall be appointed by the Board of Directors. Unless a chair is elected by the full Board of Directors, the members of the committee may designate a chair by majority vote of the committee membership.

         As of the date this charter is adopted and until June 13, 2001, the committee shall consist of at least two members of the Board of Directors. At least a majority of the members shall be persons who are not officers or employees of the Company or any subsidiary and who do not have any other relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As of June 14, 2001, the committee shall consist of three but not more than five members of the Board of Directors, with the exact number being determined by the Board of Directors. Each member of the committee shall be "independent" as defined by the rules of The Nasdaq Stock Market, as they may be amended from time to time (the "Rules"), except as otherwise permitted by such Rules. Each member of the committee shall have the ability to read and understand fundamental financial statements (or become able to do so within a reasonable time after joining the committee) and at least one member shall have prior experience in accounting, financial management or financial oversight, as required by the Rules.

Statement of Policy

         The audit committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the quarterly and annual reports filed by the Company, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

         The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

         The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

         o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the audit committee, as representatives of the Company's shareholders. The committee shall have the responsibility to evaluate the independent auditors. Annually, the committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

         o The committee shall discuss with the auditors their independence from management and the Company and, on an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, the committee shall review with the independent auditors the nature and scope of any disclosed relationships or professional services and take (or recommend that the Board of Directors take) appropriate action to ensure the continuing independence of the auditors.

         o The committee shall provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management being present.

         o The committee shall discuss with the independent auditors the overall scope and plans for the audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs, and assess the steps management has taken to minimize potential risks. Further, the committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations. The committee shall investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         o The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

         o The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

         o The committee shall review the Company's disclosure in the proxy statement for its annual meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, the committee shall include a copy of this Charter in the annual report to shareholders or the proxy statement at least once every three years or in the year after any significant amendment to the Charter.

PROXY
                                 MARIMBA, INC.

                   440 Clyde Avenue, Mountain View, CA 94043

  This Proxy is Solicited on Behalf of the Board of Directors of Marimba, Inc. for the adjourned Annual Meeting of Stockholders to be held September 6, 2001

         The undersigned holder of Common Stock, par value $.0001, of Marimba, Inc. (the "Company") hereby appoints Richard C. Wyckoff and Fritz K. Koehler, or either of them, proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this Proxy all Common Stock of the Company that the undersigned stockholder would be entitled to vote if personally present at the adjourned Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, September 6, 2001 at 9:30 a.m. local time, at the Sheraton Sunnyvale Hotel, 1108 N. Mathilda Avenue, Sunnyvale, California, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2, 3, AND 4.

Please mark votes as in this example [X]

1. To elect the following directors to serve for a term ending upon the 2002 Annual Meeting of Stockholders or until their successors are elected and qualified:

  Nominees: Kim K. Polese, Richard C. Wyckoff, Aneel Bhusri, Raymond J. Lane,
          Eric J. Keller, Douglas J. MacKenzie and Stratton D. Sclavos

        [ ] FOR [ ] WITHHOLD [ ] FOR all nominees, except: _____________

2. To approve an amendment to the 1999 Omnibus Equity Incentive Plan, including an increase to the number of shares available for issuance under the plan, as set forth in the accompanying proxy.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. To approve an amendment to the 1999 Non-Employee Directors Option Plan, including an increase to the number of shares to be awarded periodically to non-employee directors, as set forth in the accompanying proxy.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

4. To ratify the appointment of Ernst & Young, LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

                        [ ] FOR [ ] AGAINST [ ] ABSTAIN

                  (Continued and to be signed, on reverse side)

                          (Continued from other side)

         This proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSALS 2, 3, 4, AND IN THE DISCRETION OF THE PROXIES, AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Corporate Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED RETURN ENVELOPE. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

                                        The undersigned  acknowledges receipt of
                                        the   accompanying   Notice   of  Annual
                                        Meeting   of   Stockholders   and  Proxy
                                        Statement.


                                        Signature ______________________________


                                        Signature (if held jointly):____________


                                        Date: ____________________________, 2001


                                        Please  date  and sign  exactly  as your
                                        name(s)  is  (are)  shown  on the  share
                                        certificate(s)   to  which   the   Procy
                                        applies.   When   shares   are  held  as
                                        joint-tenants,  both should  sign.  When
                                        signing as an  executor,  administrator,
                                        trustee,  guardian,  attorney-in-fact or
                                        other fiduciary,  please give full title
                                        as such.  When signing as a corporation,
                                        please  sign in full  corporate  name by
                                        President or other  authorized  officer.
                                        When  signing as a  partnership,  please
                                        sign   in   partnership   name   by   an
                                        authorized person.

                                  MARIMBA, INC.

                       1999 OMNIBUS EQUITY INCENTIVE PLAN

                  (AMENDED AND RESTATED THROUGH JULY 20, 2001)

                                TABLE OF CONTENTS


                                                                            Page

ARTICLE 1.  INTRODUCTION......................................................1

ARTICLE 2.  ADMINISTRATION....................................................1
         2.1  Committee Composition...........................................1
         2.2  Committee Responsibilities......................................1
         2.3  Committee for Non-Officer Grants................................1

ARTICLE 3.  SHARES AVAILABLE FOR GRANTS.......................................2
         3.1  Basic Limitation................................................2
         3.2  Annual Increase in Shares.......................................2
         3.2  Additional Shares...............................................2
         3.3  Dividend Equivalents............................................2

ARTICLE 4.  ELIGIBILITY.......................................................2
         4.1  Incentive Stock Options.........................................2
         4.2  Other Grants....................................................3

ARTICLE 5.  OPTIONS ..........................................................3
         5.1  Stock Option Agreement..........................................3
         5.2  Number of Shares................................................3
         5.3  Exercise Price..................................................3
         5.4  Exercisability and Term.........................................3
         5.5  Modification or Assumption of Options...........................3
         5.6  Buyout Provisions...............................................4

ARTICLE 6.  PAYMENT FOR OPTION SHARES.........................................4
         6.1  General Rule....................................................4
         6.2  Surrender of Stock..............................................4
         6.3  Exercise/Sale...................................................4
         6.4  Exercise/Pledge.................................................4
         6.5  Promissory Note.................................................4
         6.6  Other Forms of Payment..........................................5

ARTICLE 7.  STOCK APPRECIATION RIGHTS.........................................5
         7.1  SAR Agreement...................................................5
         7.2  Number of Shares................................................5
         7.3  Exercise Price..................................................5
         7.4  Exercisability and Term.........................................5
         7.5  Exercise of SARs................................................5
         7.6  Modification or Assumption of SARs..............................6

ARTICLE 8.  RESTRICTED SHARES.................................................6
         8.1  Restricted Stock Agreement......................................6
         8.2  Payment for Awards..............................................6
         8.3  Vesting Conditions..............................................6
         8.4  Voting and Dividend Rights......................................6

ARTICLE 9.  STOCK UNITS.......................................................6
         9.1  Stock Unit Agreement............................................6
         9.2  Payment for Awards..............................................6
         9.3  Vesting Conditions..............................................7
         9.4  Voting and Dividend Rights......................................7
         9.5  Form and Time of Settlement of Stock Units......................7
         9.6  Death of Recipient..............................................7
         9.7  Creditors' Rights...............................................7

ARTICLE 10.  CHANGE IN CONTROL................................................7

ARTICLE 11.  PROTECTION AGAINST DILUTION......................................8
         11.1  Adjustments....................................................8
         11.2  Dissolution or Liquidation.....................................8
         11.3  Reorganizations................................................8

ARTICLE 12.  DEFERRAL OF AWARDS...............................................9

ARTICLE 13.  AWARDS UNDER OTHER PLANS.........................................9

ARTICLE 14.  PAYMENT OF DIRECTOR'S FEES IN SECURITIES.........................9
         14.1  Effective Date.................................................9
         14.2  Elections to Receive NSOs, Restricted Shares or Stock Units...10
         14.3  Number and Terms of NSOs, Restricted Shares or Stock Units....10

ARTICLE 15.  LIMITATION ON RIGHTS............................................10
         15.1  Retention Rights..............................................10
         15.2  Stockholders' Rights..........................................10
         15.3  Regulatory Requirements.......................................10

ARTICLE 16.  WITHHOLDING TAXES...............................................10
         16.1  General.......................................................10
         16.2  Share Withholding.............................................10

ARTICLE 17.  FUTURE OF THE PLAN..............................................11
         17.1  Term of the Plan..............................................11
         17.2  Amendment or Termination......................................11

ARTICLE 18.  LIMITATION ON PAYMENTS..........................................11
         18.1  Scope of Limitation...........................................11
         18.2  Basic Rule....................................................12
         18.3  Reduction of Payments.........................................12

         18.4  Overpayments and Underpayments................................12
         18.5  Related Corporations..........................................13

ARTICLE 19.  DEFINITIONS.....................................................13

                                  MARIMBA, INC.

                       1999 OMNIBUS EQUITY INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

         The Plan was adopted by the Board on February 2, 1999 to be effective as of the date of the IPO. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

         The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).

ARTICLE 2. ADMINISTRATION.

         2.1 Committee Composition. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

                  (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                  (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

         2.2 Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

         2.3 Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not considered officers or directors of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

         3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed: (a) 1,250,000, plus the number of shares under the Predecessor Plan (up to a maximum of 2,399,653 shares) that (i) are available for issuance as of the 2001 Annual Meeting, (ii) are subject to outstanding options or other awards that are canceled or expire after the 2001 Annual Meeting and/or (iii) are issued but are subject to forfeiture or a right of repurchase by the Company and that are forfeited or repurchased by the Company after the date of the 2001 Annual Meeting (collectively "shares remaining available for issuance"); plus
(b) the additional Common Shares described in Section 3.2 and 3.3. The limitations of this Section 3.1 and 3.2 shall be subject to adjustment pursuant to Article 11.

         3.2 Annual Increase in Shares. As of January 1 of each year, commencing with the year 2000, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) 4% of the total number of Common Shares then outstanding or (b) 1,250,000.

         3.3 Additional Shares. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited (including any shares exercised under options granted under the Predecessor Plan), then such Common Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs (including any options incorporated from the Predecessor Plan) are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under
Section 3.1 and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 3.1 and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.

         3.4 Dividend Equivalents. Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

ARTICLE 4. ELIGIBILITY.

         4.1  Incentive  Stock  Options.   Only  Employees  who  are  common-law
employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an

Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

         4.2 Other Grants. Only Employees, Outside Directors and Consultants shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs.

ARTICLE 5. OPTIONS.

         5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in
Section 6.2.

         5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 11. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 1,000,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 1,500,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

         5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant and the Exercise Price under an NSO shall in no event be less than 85% of the Fair Market Value of a Common Share on the date of grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

         5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.

         5.5 Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

         5.6 Buyout Provisions. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

ARTICLE 6. PAYMENT FOR OPTION SHARES.

         6.1 General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as follows:

                  (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

                  (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

         6.2 Surrender of Stock. To the extent that this Section 6.2 is applicable, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         6.3 Exercise/Sale. To the extent that this Section 6.3 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

         6.4 Exercise/Pledge. To the extent that this Section 6.4 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

         6.5 Promissory Note. To the extent that this Section 6.5 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

         6.6 Other Forms of Payment. To the extent that this Section 6.6 is applicable, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7. STOCK APPRECIATION RIGHTS.

         7.1 SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

         7.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 11. SARs granted to any Optionee in a single fiscal year of the Company shall in no event pertain to more than 1,000,000 Common Shares, except that SARs granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not pertain to more than 1,500,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 11.

         7.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price. An SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

         7.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

         7.5 Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

         7.6 Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR.

ARTICLE 8. RESTRICTED SHARES.

         8.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

         8.2 Payment for Awards. Subject to the following sentence, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes and past services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

         8.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.

         8.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

ARTICLE 9. STOCK UNITS.

         9.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

         9.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

         9.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events.

         9.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

         9.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 11.

         9.6 Death of Recipient. Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

         9.7 Creditors' Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

ARTICLE 10. CHANGE IN CONTROL.

         Unless  the   applicable   agreement   evidencing  the  Award  provides
otherwise, in the event of any Change in Control, the vesting of each outstanding Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Change in

Control, become fully exercisable for all of the Common Shares at the time subject to such Award and may be exercised for any or all of those shares as fully-vested Common Shares. However, an outstanding Award shall not so accelerate if and to the extent such Award, in connection with the Change in Control, remains outstanding, or is assumed by the surviving corporation (or parent thereof) or substituted with an award with substantially the same terms by the surviving corporation (or parent thereof). The determination of whether a substituted award has substantially the same terms as an Award shall be made by the Committee, and its determination shall be final, binding and conclusive.

ARTICLE 11. PROTECTION AGAINST DILUTION.

         11.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

                  (a) The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Article 3;

                  (b) The limitations set forth in Sections 5.2 and 7.2;

                  (c) The number of Common Shares covered by each outstanding Option and SAR;

                  (d) The Exercise Price under each outstanding  Option and SAR;
         or

                  (e) The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Article 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

         11.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

         11.3 Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding

Awards, (d) full exercisability or vesting and accelerated expiration of the outstanding Awards or (e) settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

ARTICLE 12. DEFERRAL OF AWARDS.

         The Committee (in its sole discretion) may permit or require a Participant to:

                  (a) Have cash that otherwise would be paid to such Participant as a result of the exercise of an SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

                  (b) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

                  (c) Have Common Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article 12.

ARTICLE 13. AWARDS UNDER OTHER PLANS.

         The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.

ARTICLE 14. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

         14.1 Effective Date. No provision of this Article 14 shall be effective unless and until the Board has determined to implement such provision.

         14.2 Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 14 shall be filed with the Company on the prescribed form.

         14.3 Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

ARTICLE 15. LIMITATION ON RIGHTS.

         15.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

         15.2 Stockholders' Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

         15.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 16. WITHHOLDING TAXES.

         16.1 General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

         16.2 Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

ARTICLE 17. FUTURE OF THE PLAN.

         17.1 Term of the Plan. The Plan, as set forth herein, shall become effective as of the date of the IPO. The Plan shall remain in effect until it is terminated under Section 17.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's stockholders.

         17.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. The Board amended the Plan on July 20, 2001, subject to approval by the Company's stockholders at the 2001 Annual Meeting, to (i) increase the number of shares available under the Plan by the number of shares remaining available for issuance under the Predecessor Plan on or afterthe 2001 Annual Meeting (up to a maximum of 2,399,653 shares), and (ii) increase the limit on the number of shares subject to individual option or SAR grants under Articles 5.2 and 7.2 from 300,000 to 1,500,000 for grants given in the Company's fiscal year during which the person commences his or her service with the Company, and from 100,000 to 1,000,000 for grants in any other fiscal year of the Company.

ARTICLE 18. LIMITATION ON PAYMENTS.

         18.1 Scope of Limitation. This Article 18 shall apply to an Award only if:

                  (a) The independent auditors most recently selected by the Board (the "Auditors") determine that the after-tax value of such Award to the Participant, taking into account the effect of all federal, state and local income taxes, employment taxes and excise taxes applicable to the Participant (including the excise tax under section 4999 of the Code), will be greater after the application of this
         Article 18 than it was before the application of this Article 18; or

                  (b) The Committee, at the time of making an Award under the Plan or at any time thereafter, specifies in writing that such Award shall be subject to this Article 18 (regardless of the after-tax value of such Award to the Participant).

If this Article 18 applies to an Award, it shall supersede any contrary provision of the Plan or of any Award granted under the Plan.

         18.2 Basic Rule. In the event that the Auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a "Payment") would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount. For purposes of this Article 18, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of section 280G of the Code.

         18.3 Reduction of Payments. If the Auditors determine that any Payment would be nondeductible by the Company because of section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within 10 days of receipt of notice. If no such election is made by the Participant within such 10-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Article 18, present value shall be determined in accordance with section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 18 shall be binding upon the Company and the Participant and shall be made within 60 days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

         18.4 Overpayments and Underpayments. As a result of uncertainty in the application of section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in section 7872(f)(2) of the Code.

         18.5 Related Corporations. For purposes of this Article 18, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with section 280G(d)(5) of the Code.

ARTICLE 19. DEFINITIONS.

         19.1 "Affiliate" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

         19.2 "Award" means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.

         19.3 "Board" means the Company's Board of Directors, as constituted from time to time.

         19.4 "Change in Control" shall mean:

                  (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

                  (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

                  (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

                  (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Shares of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         19.5 "Code" means the Internal Revenue Code of 1986, as amended.

         19.6  "Committee"  means a  committee  of the Board,  as  described  in
Article 2.

         19.7 "Common Share" means one share of the common stock of the Company.

         19.8 "Company" means Marimba, Inc., a Delaware corporation.

         19.9 "Consultant" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

         19.10 "Employee" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

         19.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         19.12 "Exercise Price," in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.

         19.13 "Fair Market Value" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

         19.14 "IPO" means the initial offering of Common Shares to the public pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.

         19.15 "ISO" means an incentive stock option described in section 422(b) of the Code.

         19.16 "NSO" means a stock option not described in sections 422 or 423 of the Code.

         19.17 "Option" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

         19.18 "Optionee" means a person or estate who holds an Option or SAR.

         19.19 "Outside Director" shall mean a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.1.

         19.20 "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         19.21 "Participant" means a person or estate who holds an Award.

         19.22 "Predecessor Plan" means the Company's 1996 Stock Plan.

         19.23 "Plan" means this Marimba, Inc. 1999 Omnibus Equity Incentive Plan, as amended from time to time.

         19.24 "Restricted Share" means a Common Share awarded under the Plan.

         19.25 "Restricted Stock Agreement" means the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Share. 19.26 "SAR" means a stock appreciation right granted under the Plan.

         19.27 "SAR Agreement" means the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

         19.28 "Stock Option Agreement" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

         19.29  "Stock  Unit"  means  a  bookkeeping   entry   representing  the
equivalent of one Common Share, as awarded under the Plan.

         19.30 "Stock Unit Agreement" means the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

         19.31 "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

                                  MARIMBA, INC.

                     1999 NON-EMPLOYEE DIRECTORS OPTION PLAN

                       AMENDED AND RESTATED JULY 20, 2001

                                  MARIMBA, INC.
                     1999 NON-EMPLOYEE DIRECTORS OPTION PLAN

ARTICLE 1. PURPOSE OF THE PLAN

         The Plan is intended to promote the interests of the Company by providing the non-employee members of the Board with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company.

ARTICLE 2. ADMINISTRATION

         The terms and conditions of each automatic option grant (including the timing and pricing of the option grant) shall be determined by the express terms and conditions of the Plan, and neither the Board nor any committee of the Board shall exercise any discretionary functions with respect to option grants made pursuant to the Plan.

ARTICLE 3. STOCK SUBJECT TO THE PLAN

         A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The number of shares of Common Stock reserved for issuance over the term of the Plan shall be fixed at 150,000 shares. As of January 1 of each year, starting in 2000, the aggregate number of shares of Common Stock available for purchase during the life of the Plan shall automatically be increased by the number of shares necessary to cause the number of shares then available for purchase to be restored to 150,000.

         B. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares of Common Stock actually issued to the holder of such option.

         C. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which automatic option grants are to be subsequently made to each newly-elected or continuing non-employee Board member under the Plan, and (iii) the number and/or class of securities and price per share in effect under each option outstanding under the Plan. The adjustments to the outstanding options shall be made by the Board in a manner which shall preclude the enlargement or dilution of rights and benefits under such options and shall be final, binding and conclusive.

ARTICLE 4. ELIGIBILITY

         The individuals eligible to receive automatic option grants pursuant to the provisions of this Plan shall be limited to (i) those individuals serving as non-employee Board members on the effective date of the IPO and (ii) those individuals who are first elected or appointed as non-employee Board members after the effective date of the IPO, whether through appointment by the Board or election by the Company's stockholders. A non-employee Board member shall not be eligible to receive the initial automatic option grant described in Section 5.A.2 if such individual has previously been in the employ of the Company (or any parent or subsidiary). However, a non-employee Board member shall be eligible to receive one or more annual option grants described in Section 5.A.3 or 5.A.4, whether or not he or she has previously been in the employ of the Company (or any parent or subsidiary). Each non-employee Board member eligible to participate in the Plan pursuant to the foregoing criteria is hereby designated an Eligible Director.

ARTICLE 5. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

         A. Grant Date. Option grants shall be made on the dates specified below:

                  1. Each individual who first became an Eligible Director prior to 1999 and is an Eligible Director on the effective date of the IPO shall automatically be granted, on the effective date of the IPO, a fully vested non-statutory option to purchase 7,500 shares of Common Stock.

                  2. Each individual who first becomes an Eligible Director after the effective date of the IPO but before September 6, 2001, whether through election by the Company's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a fully vested non-statutory option to purchase 15,000 shares of Common Stock. Each individual who first becomes an Eligible Director on or after September 6, 2001, whether through election by the Company's stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory option to purchase 30,000 shares of Common Stock. The 30,000-share option shall vest in two equal annual installments measured from the date of grant, provided the individual remains an Eligible Director until the option vests.

                  3. On the date of each Annual Meeting, beginning with the 2001 Annual Meeting, each Eligible Director who serves on the Board at the time of that Annual Meeting, whether or not standing for re-election, shall automatically be granted a non-statutory option to purchase 10,000 shares of Common Stock. An Eligible Director who resigns effective at an Annual Meeting shall not be eligible to be granted a non-statutory option at that time. The option shall vest in full after one year, measured from the date of grant, provided the individual remains an Eligible Director until the option vests. There shall be no limit on the number of such annual 10,000-share option grants any one Eligible Director may receive over his or her period of continued Board service. Notwithstanding anything in this Section 5.A.3 to the contrary, an individual who first becomes an Eligible Director between July 19, 2001 and September 5, 2001 and who serves on the Board on the date of the 2001 Annual Meeting, shall automatically be granted a non-statutory option to purchase 15,000 shares of Common Stock. The 15,000- share option grant shall vest in two equal annual installments measured from the date of grant, provided the individual remains an Eligible Director until the option vests.

                  4. On the date of each Annual Meeting, beginning with the 2001 Annual Meeting, each Eligible Director who serves on a committee of the Board at that time, shall automatically be granted a non-statutory option to purchase 2,500 shares of Common Stock for each committee on which he or she serves. The option shall vest in full after one year measured from the date of grant, provided the individual remains an Eligible Director and continues to serve on such committee or committees until the option vests. There shall be no limit on the number of such annual 2,500-share option grants any one Eligible Director may receive over his or her period of continued Board service.

                  5. However, each Eligible Director who in a calendar year received an initial non-statutory option under this Plan (as described in Section 5.A.2) shall first be eligible to be granted a non-statutory option to purchase 10,000 shares of Common Stock under this Plan (as described in Section 5.A.3) at the Annual Meeting occurring at any time in the year that is two calendar years following the year in which the Eligible Director received the non-statutory option to purchase 15,000 or 30,000 shares under this Plan (as described in Section 5.A.2). For example, if an Eligible Director received a non-statutory option to purchase 30,000 shares of Common Stock (as described in Section 5.A.2) in 2001, this Eligible Director will first become eligible to receive a non-statutory option to purchase 10,000 shares of Common Stock (as described in Section 5.A.3) at the Annual Meeting occurring in 2003. The restrictions set forth in this Section 5.A.5 shall not apply to the 15,000-share option grant described in Section 5.A.3, above.

         B. Exercise Price. The exercise price per share of Common Stock subject to each automatic option grant shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date, except that the exercise price per share of Common Stock subject to the automatic grant described in Section 5.A.1 above will be the initial price offered to the public on the effective date of the IPO.

         C. Payment.

         The exercise price shall become immediately due upon exercise of the option and shall be payable in one of the alternative forms specified below:

                  (i) all or part of the exercise price may be paid in cash or check made payable to the Company's order; or

                  (ii) all or part of the exercise price may be paid by surrendering, or attesting to the ownership of, shares of Common Stock that are already owned by the Optionee. Such shares of Common Stock shall be valued at their Fair Market Value on the date when the new shares of Common Stock are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, shares of Common Stock in payment of the exercise price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the option for financial reporting purposes; or

                  (iii) all or part of the exercise price may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the shares of Common Stock being purchased under the Plan and to deliver all or part of the sales proceeds to the Company; or

                  (iv) all or part of the exercise price may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the shares of Common Stock being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

         D. Exercisability/Vesting. Each automatic option grant shall vest as described in Section 5.A above and shall be subject to acceleration as provided in Article 6.

         E. Option Term. Each automatic option grant under the Plan shall have a maximum term of ten (10) years measured from the automatic grant date.

         F. Non-Transferability. During the lifetime of the Optionee, each automatic option grant shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the option effected by will or by the laws of descent and distribution following Optionee's death.

         G. Effect of Termination of Board Service.

                  1. Should the Optionee cease to serve as a Board member for any reason (including Disability or death) while holding one or more automatic option grants under the Plan, then such individual shall have a twelve-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares for which the option is vested and exercisable at the time of his or her cessation of Board service.

                  2. Should the Optionee die while serving as a Board member, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for the option shares for which the option is vested and exercisable at the time of his or her cessation of Board service (less any option shares purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve-month period measured from the date of the Optionee's cessation of service.

                  3. In no event shall any automatic option grant under this Plan remain exercisable after the expiration date of the maximum ten-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1 through 2 above or (if earlier) upon the expiration of the maximum ten-year option term, the unexercised automatic option grant shall terminate and cease to be outstanding.

         H. Stockholder Rights. The holder of an automatic option grant shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

         I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Stock Option Agreement approved for use under the Plan.

         J. Affiliates of Eligible Directors. The Board may provide that the non-statutory options that otherwise would be granted to an Eligible Director under this Article 5 shall instead be granted to an affiliate of such Eligible Director. Such affiliate shall then be deemed to be an Eligible Director for purposes of the Plan, provided that the service-related termination provisions pertaining to the non-statutory options shall be applied with regard to the service of the Eligible Director.

ARTICLE 6. CHANGE IN CONTROL

         A. Unless the applicable agreement evidencing the option provides otherwise, in the event of any Change in Control, the vesting of each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the closing date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent such option, in connection with the Change in Control, remains outstanding, or is assumed by the surviving corporation (or parent thereof) or substituted with an option with substantially the same terms by the surviving corporation (or parent thereof). The determination of whether a substituted option has substantially the same terms as an option granted by the Company shall be made by the Committee, and its determination shall be final, binding and conclusive.

         B. In the event that an Eligible Director does not become a member of the board of directors of a surviving corporation (or parent thereof) upon the closing date of a Change in Control, the vesting of 50% of the unvested shares of Common Stock at the time subject to each outstanding option of such Eligible Director shall automatically accelerate so that each such option shall, immediately prior to the specified closing date for the Change in Control, become exercisable for 50% of the unvested shares of Common Stock at the time subject to that option. Immediately following the consummation of the Change in Control, each automatic option grant under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the surviving corporation (or parent thereof).

C. The automatic option grants outstanding under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE 7. DISSOLUTION, LIQUIDATION AND REORGANIZATIONS

         A.  Dissolution  and   Liquidations.   To  the  extent  not  previously
exercised, options shall terminate immediately prior to the dissolution or liquidation of the Company.

         B. Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for (a) the continuation of the outstanding options by the Company, if the Company is a surviving corporation, (b) the assumption of the outstanding options by the surviving corporation or its parent or subsidiary, (c) the substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding options, (d) full exercisability or vesting and accelerated expiration of the outstanding options or (e) settlement of the full value of the outstanding options in cash or cash equivalents followed by cancellation of such options.

ARTICLE 8. AMENDMENT OF THE PLAN AND AWARDS

         The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the affected Optionees consent to such amendment. Stockholder approval shall be obtained to the extent required by applicable law. The Board amended the Plan on July 20, 2001, subject to the approval of the Company's stockholders at the 2001 Annual Stockholders Meeting, to (i) change the number of option shares granted to Eligible Directors from 15,000 shares to 30,000 shares for an initial grant under Section 5.A.2, (ii) change the number of option shares granted at each Annual Meeting from 7,500 to 10,000 for annual option grants under Section 5.A.3, and provide that any individual who first becomes an Eligible Director between July 19, 2001 and September 5, 2001 shall receive a 15,000-share option grant at the 2001 Annual Stockholders Meeting, (iii) add a new Section 5.A.4 providing for an annual option grant of 2,500 shares for committee membership, and (iv) provide for vesting of the initial grants and annual grants.

ARTICLE 9. EFFECTIVE DATE AND TERM OF PLAN

         A. The Plan shall become effective on the effective date of the IPO. One or more automatic option grants may be made under the Plan at any time on or after the effective date of the IPO.

         B. The Plan shall terminate upon the earlier of (i) February 1, 2009 or
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the agreements evidencing those option grants.

ARTICLE 10. USE OF PROCEEDS

         Any cash proceeds received by the Company from the sale of shares pursuant to option grants under the Plan shall be used for general corporate purposes.

ARTICLE 11. REGULATORY APPROVALS

         A. The implementation of the Plan, the granting of any option under the Plan and the issuance of Common Stock upon the exercise of the option grants made hereunder shall be subject to the Company's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

         B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of the Nasdaq National Market or any stock exchange on which the Common Stock is then listed for trading.

ARTICLE 12. NO IMPAIRMENT OF RIGHTS

         Neither the action of the Company in establishing the Plan nor any provision of the Plan shall be construed or interpreted so as to affect adversely or otherwise impair the right of the Company or the stockholders to remove any individual from the Board at any time in accordance with the provisions of applicable law.

ARTICLE 13. MISCELLANEOUS PROVISIONS

         A. The right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

         B. The provisions of the Plan relating to the exercise of options shall be governed by the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State, except for their choice-of-law provisions.

         C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Company and its successors or assigns, whether by a change in control or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

ARTICLE 14. DEFINITIONS

         Annual Meeting: the annual meeting of the Company's stockholders.

         Board: the Company's Board of Directors.

         Code: the Internal Revenue Code of 1986, as amended.

         Change in Control:

    (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

    (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

    (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

    (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the 1934 Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the shares of Common Stock of the Company.

                  A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         B. Committee: A committee of the Board which shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

    (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the 1934 Act; and

    (b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

         Common Stock: shares of the Company's common stock.

         Company: Marimba, Inc., a Delaware corporation.

         Disability: the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

         Eligible Director: a member of the Board who is eligible to receive options under this Plan as described in Article 4 of the Plan.

         Fair Market Value: the market price of shares of Common Stock, determined by the Board in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Board shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

         IPO: the initial offering of Common Stock to the public pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.

         1934 Act: the Securities Exchange Act of 1934, as amended.

         Optionee: any person to whom an option is granted under the Plan.

         Parent: any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         Plan: this Marimba, Inc. 1999 Non-Employee Directors Option Plan.

         Subsidiary: means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.